Phoenix Total Return Fund, Inc.
                      Supplement dated November 15, 1996 to
               Prospectus and Statement of Additional Information
              dated May 1, 1996 as supplemented September 11, 1996



Fund Name Change


The name of the "Phoenix Total Return Fund, Inc." has been changed to the "Phoenix Strategic Allocation Fund, Inc." and all references to the former name of this fund are revised accordingly.